UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2007


                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                 GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
        ----------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                        II-G: 0-17802           II-G: 73-1336572
   Oklahoma             II-H: 0-18305           II-H: 73-1342476
----------------       ----------------       -------------------
(State or other          (Commission          (I.R.S. Employer
jurisdiction of           File Number)         Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

     [  ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
     [  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)
     [  ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(B) Pro forma financial information.

     (1)  Geodyne Energy Income Limited Partnership II-G
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

     (2)  Geodyne Energy Income Limited Partnership II-H
          (a)  Pro Forma Balance Sheet as of September 30, 2006.
          (b) Pro Forma Statement of Operations for the nine months ended September 30, 2006.
          (c) Pro Forma Statement of Operations for the year ended December 31, 2005.
          (d) Pro Forma Statement of Operations for the year ended December 31, 2004.
          (e) Pro Forma Statement of Operations for the year ended December 31, 2003.

UNAUDITED PRO FORMA FINANCIAL DATA
----------------------------------

The following unaudited pro forma balance sheet as of September 30, 2006, unaudited pro forma statements of operations for the nine months ended September 30, 2006, and the unaudited pro forma statements of operations for the years ended December 31, 2005, 2004 and 2003 give effect to the sale of producing properties at an auction in February 2007 as described in ITEM 2 to Form 8-K dated February 7, 2007 and filed February 13, 2007 and October and December 2006 auctions described in previous 8-K filings. The unaudited pro forma balance sheet is presented as if the divestitures had occurred on September 30, 2006. The unaudited pro forma statements of operations are presented as if the divestitures had occurred on January 1, 2003. The unaudited pro forma financial data are based on assumptions and includes adjustments as explained in the notes to the unaudited pro forma financial statements. The actual recording of the transactions could differ.




                                         GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS


                                                      Pro Forma       Pro Forma        Pro Forma
                                                     Adjustments     Adjustments      Adjustments
                                                       October         December         February
                                                        2006             2006             2007
                                     Historical        Auction         Auction          Auction       Pro Forma
                                                      (Note 2a)       (Note 2b)         (Note 2c)
                                     ----------      -----------     -----------      -----------     -----------
CURRENT ASSETS:
   Cash and cash equivalents         $1,854,706       $9,290,910      $1,151,183       $1,247,539     $13,544,338
   Accounts receivable:
      Oil and gas sales                 815,881                -               -                -         815,881
   Assets held for sale               1,468,557      (   362,890)    (    43,042)     (    44,142)      1,018,483
                                     ----------       ----------      ----------       ----------     -----------
Total current assets                 $4,139,144       $8,928,020      $1,108,141       $1,203,397     $15,378,702


NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                     1,368,474                -               -                -       1,368,474

DEFERRED CHARGE                          65,048                -               -                -          65,048
                                     ----------       ----------      ----------       ----------     -----------
                                     $5,572,666       $8,928,020      $1,108,141       $1,203,397     $16,812,224
                                     ==========       ==========      ==========       ==========     ===========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                        LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)

                                                       Pro Forma         Pro Forma      Pro Forma
                                                      Adjustments       Adjustments    Adjustments
                                                        October           December       February
                                                         2006               2006           2007
                                        Historical      Auction           Auction        Auction         Pro Forma
                                                       (Note 2a)         (Note 2b)       (Note 2c)
                                        ----------    ------------     ------------    ------------     -----------
CURRENT LIABILITIES:
   Accounts payable                     $   78,801     $        -       $        -      $        -      $    78,801
   Gas imbalance payable                    10,572              -                -               -           10,572
   Asset retirement obligation -
      current                                7,015              -                -               -            7,015
   Asset retirement obligation -
      assets held for sale                 175,724    (     9,467)     (    10,837)    (    49,258)         106,162
   Accounts payable of assets
      held for sale                         75,065              -                -               -           75,065
                                        ----------     ----------       ----------      ----------      -----------
Total current liabilities               $  347,177    ($    9,467)     ($   10,837)    ($   49,258)     $   277,615


LONG-TERM LIABILITIES:
   Accrued liability                    $   45,042     $        -       $        -      $        -      $    45,042
   Asset retirement
      obligation                           256,672              -                -               -          256,672
                                        ----------     ----------       ----------      ----------      -----------
Total long-term liabilities             $  301,714     $        -       $        -      $        -      $   301,714





                                      -5-




PARTNERS' CAPITAL (DEFICIT):
   General Partner                     ($   15,463)    $  893,749       $  111,898      $  125,265      $ 1,115,449

   Limited Partners, issued
      and outstanding,
      372,189 units                      4,939,238      8,043,738        1,007,080       1,127,390       15,117,446
                                        ----------     ----------       ----------      ----------      -----------
Total Partners' capital                 $4,923,775     $8,937,487       $1,118,978      $1,252,655      $16,232,895
                                        ----------     ----------       ----------      ----------      -----------
                                        $5,572,666     $8,928,020       $1,108,141      $1,203,397      $16,812,224
                                        ==========     ==========       ==========      ==========      ===========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                       Pro Forma        Pro Forma       Pro Forma
                                                      Adjustments      Adjustments     Adjustments
                                                        October          December        February
                                                         2006              2006            2007
                                       Historical       Auction          Auction         Auction      Pro Forma
                                                       (Note 2d)        (Note 2d)        (Note 2d)
                                       ----------     -----------      ------------    ------------   ----------
REVENUES:
  Oil and gas sales                    $2,584,373       $      -        $        -       $      -     $2,584,373
  Interest income                          45,729              -                 -              -         45,729
  Gain on sale of oil and
    gas properties                             53              -                 -              -             53
  Other income                             38,302              -                 -              -         38,302
                                       ----------       --------        ----------       --------     ----------
                                       $2,668,457       $      -        $        -       $      -     $2,668,457

COSTS AND EXPENSES:
  Lease operating                      $  426,971       $      -        $        -       $      -     $  426,971
  Production tax                          167,319              -                 -              -        167,319
  Depreciation, depletion,
    and amortization of oil
    and gas properties                    213,029              -                 -              -        213,029
  Impairment provision                     54,129              -                 -              -         54,129
  General and administrative              332,336              -                 -              -        332,336
                                       ----------       --------        ----------       --------     ----------
                                       $1,193,784       $      -        $        -       $      -     $1,193,784
                                       ----------       --------        ----------       --------     ----------



                                      -7-




INCOME FROM CONTINUING
  OPERATIONS                           $1,474,673       $      -        $        -       $      -     $1,474,673
                                       ==========       ========        ==========       ========     ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $  166,939       $      -        $        -       $      -     $  166,939
                                       ==========       ========        ==========       ========     ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $1,307,734       $      -        $        -       $      -     $1,307,734
                                       ==========       ========        ==========       ========     ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                  $     3.51       $      -        $        -       $      -     $     3.51
                                       ==========       ========        ==========       ========     ==========
UNITS OUTSTANDING                         372,189        372,189           372,189        372,189        372,189
                                       ==========       ========        ==========       ========     ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


                                                  Pro Forma        Pro Forma        Pro Forma
                                                 Adjustments      Adjustments      Adjustments
                                                   October          December         February
                                                    2006              2006             2007
                                   Historical      Auction          Auction          Auction          Pro Forma
                                                  (Note 2d)        (Note 2d)         (Note 2d)
                                   ----------    -------------    ------------     ------------       ------------
REVENUES:
  Oil and gas sales                $8,215,826     ($1,058,670)      ($279,868)       ($505,783)        $6,371,505
  Interest income                      30,374               -               -                -             30,374
  Gain on sale of oil and
    gas properties                        986               -               -                -                986
                                   ----------      ----------        --------         --------         ----------
                                   $8,247,186     ($1,058,670)      ($279,868)       ($505,783)        $6,402,865

EXPENSES:
  Lease operating                  $  903,789     ($   68,982)      ($  9,146)       ($165,399)        $  660,262
  Production tax                      511,883     (    51,047)      (  21,702)       (   6,076)           433,058
  Depreciation, depletion,
    and amortization of oil
    and gas properties                291,333     (    39,526)      (   4,930)       (   4,259)           242,618
  General and administrative          437,316               -               -                -            437,316
                                   ----------      ----------        --------         --------         ----------
                                   $2,144,321     ($  159,555)      ($ 35,778)       ($175,734)        $1,773,254
                                   ----------      ----------        --------         --------         ----------




                                      -9-




INCOME FROM CONTINUING
  OPERATIONS                       $6,102,865     ($  899,115)      ($244,090)       ($330,049)        $4,629,611
                                   ==========      ==========        ========         ========         ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  633,469     ($   93,469)      ($ 24,853)       ($ 33,388)        $  481,759
                                   ==========      ==========        ========         ========         ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $5,469,396     ($  805,646)      ($219,237)       ($296,661)        $4,147,852
                                   ==========      ==========        ========         ========         ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    14.70     ($     2.16)      ($   0.59)       ($   0.80)        $    11.15
                                   ==========      ==========        ========         ========         ==========
UNITS OUTSTANDING                     372,189         372,189         372,189          372,189            372,189
                                   ==========      ==========        ========         ========         ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2004


                                                  Pro Forma        Pro Forma        Pro Forma
                                                 Adjustments      Adjustments      Adjustments
                                                   October          December         February
                                                    2006              2006             2007
                                   Historical      Auction          Auction          Auction       Pro Forma
                                                  (Note 2d)        (Note 2d)         (Note 2d)
                                   ----------    -----------      ------------     -----------     ----------
REVENUES:
  Oil and gas sales                $6,116,875     ($682,687)        ($130,512)      ($573,498)     $4,730,178
  Interest income                       9,689             -                 -               -           9,689
  Gain on sale of oil and
    gas properties                     50,598             -                 -               -          50,598
  Other income                          9,816             -                 -               -           9,816
                                   ----------      --------          --------        --------      ----------
                                   $6,186,978     ($682,687)        ($130,512)      ($573,498)     $4,800,281

EXPENSES:
  Lease operating                  $  908,097     ($ 31,753)        ($ 21,540)      ($105,217)     $  749,587
  Production tax                      392,707     (  33,286)        (  11,009)      (  27,470)        320,942
  Depreciation, depletion,
    and amortization of oil
    and gas properties                472,405     (  38,595)        (   3,697)      (   1,411)        428,702
  General and administrative          432,673             -                 -               -         432,673
                                   ----------      --------          --------        --------      ----------
                                   $2,205,882     ($103,634)        ($ 36,246)      ($134,098)     $1,931,904
                                   ----------      --------          --------        --------      ----------




                                      -11-



INCOME FROM CONTINUING
  OPERATIONS                       $3,981,096     ($579,053)        ($ 94,266)      ($439,400)     $2,868,377
                                   ==========      ========          ========        ========      ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  434,649     ($ 61,379)        ($  9,759)      ($ 44,067)     $  319,444
                                   ==========      ========          ========        ========      ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,546,447     ($517,674)        ($ 84,507)      ($395,333)     $2,548,933
                                   ==========      ========          ========        ========      ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.53     ($   1.39)        ($   0.23)      ($   1.06)     $     6.85
                                   ==========      ========          ========        ========      ==========
UNITS OUTSTANDING                     372,189       372,189           372,189         372,189         372,189
                                   ==========      ========          ========        ========      ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-G
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003

                                                  Pro Forma        Pro Forma        Pro Forma
                                                 Adjustments      Adjustments      Adjustments
                                                   October          December         February
                                                    2006              2006             2007
                                   Historical      Auction          Auction          Auction          Pro Forma
                                                  (Note 2d)        (Note 2d)         (Note 2d)
                                   ----------    -----------      ------------     ------------       ----------
REVENUES:
  Oil and gas sales                $5,605,691     ($565,480)        ($136,344)       ($570,833)       $4,333,034
  Interest income                       6,983             -                 -                -             6,983
  Gain on sale of oil and
    gas properties                    123,707             -                 -                -           123,707
                                   ----------      --------          --------         --------        ----------
                                   $5,736,381     ($565,480)        ($136,344)       ($570,833)       $4,463,724

EXPENSES:
  Lease operating                  $  867,617     ($ 89,089)        ($ 16,023)       ($103,837)       $  658,668
  Production tax                      353,554     (  23,721)        (  11,115)       (  29,934)          288,784
  Depreciation, depletion,
    and amortization of oil
    and gas properties                290,209     (  43,389)        (   5,131)       (   1,473)          240,216
  General and administrative          437,597             -                 -                -           437,597
                                   ----------      --------          --------         --------        ----------
                                   $1,948,977     ($156,199)        ($ 32,269)       ($135,244)       $1,625,265
                                   ----------      --------          --------         --------        ----------




                                      -13-




INCOME FROM CONTINUING
  OPERATIONS                       $3,787,404     ($409,281)        ($104,075)       ($435,589)       $2,838,459
                                   ==========      ========          ========         ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  404,161     ($ 44,833)        ($ 10,869)       ($ 43,691)       $  304,768
                                   ==========      ========          ========         ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $3,383,243     ($364,448)        ($ 93,206)       ($391,898)       $2,533,691
                                   ==========      ========          ========         ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     9.09     ($   0.98)        ($   0.25)       ($   1.05)       $     6.81
                                   ==========      ========          ========         ========        ==========
UNITS OUTSTANDING                     372,189       372,189           372,189          372,189           372,189
                                   ==========      ========          ========         ========        ==========

NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $8,937,487 for the October 2006 auction, an estimated non-recurring gain of $1,118,978 for the December 2006 auction, and an estimated non-recurring gain of $1,252,655 for the February 2007 auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October 2006 auction of $9,290,910 for the II-G Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December 2006 auction of $1,151,183 for the II-G Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(c) Reflects net sales proceeds from the February 2007 auction of $1,247,539 for the II-G Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(d) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                                          ASSETS


                                                    Pro Forma        Pro Forma       Pro Forma
                                                 Adjustments        Adjustments     Adjustments
                                                     October          December        February
                                                      2006              2006            2007
                                    Historical       Auction          Auction         Auction        Pro Forma
                                                    (Note 2a)        (Note 2b)        (Note 2c)
                                    ----------     -----------      -----------     ----------       -----------
CURRENT ASSETS:
   Cash and cash equivalents        $  437,417      $2,152,247         $305,579       $288,545       $3,183,788
   Accounts receivable:
      Oil and gas sales                125,802               -                -              -          125,802
   Assets held for sale                401,351     (    83,148)       (  12,745)     (  10,195)         295,263
                                    ----------      ----------         --------       --------       ----------
Total current assets                $  964,570      $2,069,099         $292,834       $278,350       $3,604,853

NET OIL AND GAS PROPERTIES,
   utilizing the successful
   efforts method                      333,775               -                -              -          333,775

DEFERRED CHARGE                         16,716               -                -              -           16,716
                                    ----------      ----------         --------       --------       ----------
                                    $1,315,061      $2,069,099         $292,834       $278,350       $3,955,344
                                    ==========      ==========         ========       ========       ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                            UNAUDITED PRO FORMA BALANCE SHEET
                                                    SEPTEMBER 30, 2006

                                        LIABILITIES AND PARTNERS' CAPITAL (DEFICIT)


                                                      Pro Forma       Pro Forma        Pro Forma
                                                     Adjustments     Adjustments      Adjustments
                                                       October         December         February
                                                        2006             2006             2007
                                       Historical      Auction         Auction          Auction         Pro Forma
                                                      (Note 2a)       (Note 2b)         (Note 2c)
                                       ----------    ------------    ------------     ------------      -----------
CURRENT LIABILITIES:
   Accounts payable                    $   18,002     $        -       $      -         $      -        $    18,002
   Asset retirement obligation -
      current                               1,623              -              -                -              1,623
   Asset retirement obligation -
      assets held for sale                 42,158    (     2,190)     (   4,048)       (  11,359)            24,561
   Accounts payable of assets
      held for sale                        18,741              -              -                -             18,741
                                       ----------     ----------       --------         --------        -----------
Total current liabilities              $   80,524    ($    2,190)     ($  4,048)       ($ 11,359)       $    62,927

LONG-TERM LIABILITIES:
   Accrued liability                   $   14,524     $        -       $      -         $      -        $    14,524
   Asset retirement
      obligation                           63,359              -              -                -             63,359
                                       ----------     ----------       --------         --------        -----------
Total long-term liabilities            $   77,883     $        -       $      -         $      -        $    77,883




                                      -17-



PARTNERS' CAPITAL (DEFICIT):
   General Partner                    ($   35,271)    $  207,128       $ 29,688        $ 28,971         $  230,516
   Limited Partners, issued
      and outstanding,
      91,711 units                      1,191,925      1,864,161        267,194         260,738          3,584,018
                                       ----------     ----------       --------        --------         ----------
Total Partners' capital                $1,156,654     $2,071,289       $296,882        $289,709         $3,814,534
                                       ----------     ----------       --------        --------         ----------
                                       $1,315,061     $2,069,099       $292,834        $278,350         $3,955,344
                                       ==========     ==========       ========        ========         ==========




                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                       FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

                                                      Pro Forma       Pro Forma        Pro Forma
                                                     Adjustments     Adjustments      Adjustments
                                                    October            December         February
                                                        2006             2006             2007
                                     Historical        Auction         Auction          Auction       Pro Forma
                                                      (Note 2d)       (Note 2d)         (Note 2d)
                                     ----------      -----------     ------------     ------------    ----------
REVENUES:
  Oil and gas sales                    $626,607        $      -       $        -         $      -       $626,607
  Interest income                        10,458               -                -                -         10,458
  Gain on sale of oil and
    gas properties                           12               -                -                -             12
  Other income                            8,859               -                -                -          8,859
                                       --------        --------       ----------         --------       --------
                                       $645,936        $      -       $        -         $      -       $645,936

COSTS AND EXPENSES:
  Lease operating                      $103,193        $      -       $        -         $      -       $103,193
  Production tax                         41,356               -                -                -         41,356
  Depreciation, depletion,
    and amortization of oil
    and gas properties                   50,669               -                -                -         50,669
  Impairment provision                    6,935               -                -                -          6,935
  General and administrative            101,472               -                -                -        101,472
                                       --------        --------       ----------         --------       --------
                                       $303,625        $      -       $        -         $      -       $303,625
                                       --------        --------       ----------         --------       --------




                                      -19-




INCOME FROM CONTINUING
  OPERATIONS                           $342,311        $      -       $        -         $      -       $342,311
                                       ========        ========       ==========         ========       ========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $ 38,370        $      -       $        -         $      -       $ 38,370
                                       ========        ========       ==========         ========       ========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                           $303,941        $      -       $        -         $      -       $303,941
                                       ========        ========       ==========         ========       ========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit                  $   3.31        $      -       $        -         $      -       $   3.31
                                       ========        ========       ==========         ========       ========
UNITS OUTSTANDING                        91,711          91,711           91,711           91,711         91,711
                                       ========        ========       ==========         ========       ========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2005


                                                  Pro Forma        Pro Forma         Pro Forma
                                                 Adjustments      Adjustments       Adjustments
                                                   October          December          February
                                                    2006              2006              2007
                                   Historical      Auction          Auction           Auction         Pro Forma
                                                  (Note 2d)        (Note 2d)          (Note 2d)
                                   ----------    -------------    ------------      ------------      -----------
REVENUES:
  Oil and gas sales                $1,948,662       ($244,999)       ($72,183)        ($117,289)       $1,514,191
  Interest income                       6,886               -               -                 -             6,886
  Gain on sale of oil and
    gas properties                        229               -               -                 -               229
                                   ----------        --------         -------          --------        ----------
                                   $1,955,777       ($244,999)       ($72,183)        ($117,289)       $1,521,306

EXPENSES:
  Lease operating                  $  215,752       ($ 16,018)       ($ 3,248)        ($ 38,890)       $  157,596
  Production tax                      122,857       (  11,762)       (  5,711)        (   1,390)          103,994
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 69,028       (   9,166)       (  1,517)        (     964)           57,381
  General and administrative          130,034               -               -                 -           130,034
                                   ----------        --------         -------          --------        ----------
                                   $  537,671       ($ 36,946)       ($10,476)        ($ 41,244)       $  449,005
                                   ----------        --------         -------          --------        ----------





                                      -21-




INCOME FROM CONTINUING
  OPERATIONS                       $1,418,106       ($208,053)       ($61,707)        ($ 76,045)       $1,072,301
                                   ==========        ========         =======          ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  147,335       ($ 21,630)       ($ 6,307)        ($  7,691)       $  111,707
                                   ==========        ========         =======          ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $1,270,771       ($186,423)       ($55,400)        ($ 68,354)       $  960,594
                                   ==========        ========         =======          ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $    13.86       ($   2.03)       ($  0.60)        ($   0.75)       $    10.48
                                   ==========        ========         =======          ========        ==========
UNITS OUTSTANDING                      91,711          91,711          91,711            91,711            91,711
                                   ==========        ========         =======          ========        ==========


                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2004


                                                    Pro Forma      Pro Forma        Pro Forma
                                                   Adjustments    Adjustments      Adjustments
                                                     October        December         February
                                                      2006            2006             2007
                                   Historical        Auction        Auction          Auction         Pro Forma
                                                    (Note 2d)      (Note 2d)         (Note 2d)
                                   ----------      -----------    ------------     -----------       --------
REVENUES:
  Oil and gas sales                $1,460,050       ($157,847)       ($35,621)      ($132,674)       $1,133,908
  Interest income                       2,181               -               -               -             2,181
  Gain on sale of oil and
    gas properties                     11,749               -               -               -            11,749
  Other income                          2,270               -               -               -             2,270
                                   ----------        --------         -------        --------        ----------
                                   $1,476,250       ($157,847)       ($35,621)      ($132,674)       $1,150,108

EXPENSES:
  Lease operating                  $  219,811       ($  7,345)       ($ 7,681)      ($ 24,335)       $  180,450
  Production tax                       94,648       (   7,307)       (  3,056)      (   6,355)           77,930
  Depreciation, depletion,
    and amortization of oil
    and gas properties                113,970       (   8,135)       (  1,123)      (     326)          104,386
  General and administrative          123,960               -               -               -           123,960
                                   ----------        --------         -------        --------        ----------
                                   $  552,389       ($ 22,787)       ($11,860)      ($ 31,016)       $  486,726
                                   ----------        --------         -------        --------        ----------




                                      -23-




INCOME FROM CONTINUING
  OPERATIONS                       $  923,861       ($135,060)       ($23,761)      ($101,658)       $  663,382
                                   ==========        ========         =======        ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  101,267       ($ 14,238)       ($ 2,477)      ($ 10,195)       $   74,357
                                   ==========        ========         =======        ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  822,594       ($120,822)       ($21,284)      ($ 91,463)       $  589,025
                                   ==========        ========         =======        ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.97       ($   1.32)       ($  0.23)      ($   1.00)       $     6.42
                                   ==========        ========         =======        ========        ==========
UNITS OUTSTANDING                      91,711          91,711          91,711          91,711            91,711
                                   ==========        ========         =======        ========        ==========



                                      GEODYNE ENERGY INCOME LIMITED PARTNERSHIP II-H
                                       UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 2003


                                                  Pro Forma        Pro Forma        Pro Forma
                                                 Adjustments      Adjustments      Adjustments
                                                   October          December         February
                                                    2006              2006             2007
                                   Historical      Auction          Auction          Auction          Pro Forma
                                                  (Note 2d)        (Note 2d)         (Note 2d)
                                   ----------    -----------      ------------     ------------       ----------
REVENUES:
  Oil and gas sales                $1,335,792     ($130,728)        ($ 36,287)       ($132,083)       $1,036,694
  Interest income                       1,545             -                 -                -             1,545
  Gain on sale of oil and
    gas properties                     29,085             -                 -                -            29,085
                                   ----------      --------          --------         --------        ----------
                                   $1,366,422     ($130,728)        ($ 36,287)       ($132,083)       $1,067,324

EXPENSES:
  Lease operating                  $  210,552     ($ 20,606)        ($  5,342)       ($ 24,017)       $  160,587
  Production tax                       84,803     (   5,533)        (   2,977)       (   6,929)           69,364
  Depreciation, depletion,
    and amortization of oil
    and gas properties                 68,778     (   9,939)        (   1,560)       (     335)           56,944
  General and administrative          124,953             -                 -                -           124,953
                                   ----------      --------          --------         --------        ----------
                                   $  489,086     ($ 36,078)        ($  9,879)       ($ 31,281)       $  411,848
                                   ----------      --------          --------         --------        ----------




                                      -25-




INCOME FROM CONTINUING
  OPERATIONS                       $  877,336     ($ 94,650)        ($ 26,408)       ($100,802)       $  655,476
                                   ==========      ========          ========         ========        ==========
GENERAL PARTNER - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $   93,769     ($ 10,360)        ($  2,781)       ($ 10,110)       $   70,518
                                   ==========      ========          ========         ========        ==========
LIMITED PARTNERS - NET
  INCOME FROM CONTINUING
  OPERATIONS                       $  783,567     ($ 84,290)        ($ 23,627)       ($ 90,692)       $  584,958
                                   ==========      ========          ========         ========        ==========
NET INCOME FROM CONTINUING
  OPERATIONS per Unit              $     8.54     ($   0.92)        ($   0.26)       ($   0.99)       $     6.37
                                   ==========      ========          ========         ========        ==========
UNITS OUTSTANDING                      91,711        91,711            91,711           91,711            91,711
                                   ==========      ========          ========         ========        ==========


NOTE 1 - BASIS OF PRESENTATION

The Unaudited Pro Forma Balance Sheet as of September 30, 2006 is presented as if the divestitures had occurred on September 30, 2006. The Unaudited Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003 and for the nine months ended September 30, 2006 are presented as if the divestitures had occurred on January 1, 2003.

The Partnership follows the successful efforts method of accounting under which proceeds from the sale of oil and gas properties are accounted for as gains or losses net of their carrying costs and transaction expenses.

The Pro Forma Statements of Operations for the years ended December 31, 2005, 2004 and 2003, and for the nine months ended September 30, 2006, do not reflect the estimated gain on the divestiture. Assuming the sales closed on September 30, 2006, an estimated non-recurring gain of $2,071,289 for the October 2006 auction, an estimated $296,882 for the December 2006 and an estimated non-recurring gain of $289,709 for the February 2007 auction would have been recognized.

NOTE 2 - PRO FORMA ADJUSTMENTS

(a) Reflects net sales proceeds from the October 2006 auction of $2,152,247 for the II-H Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(b) Reflects net sales proceeds from the December 2006 auction of $305,579 for the II-H Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(c) Reflects net sales proceeds from the February 2007 auction of $288,545 for the II-H Partnership and the reversal of the net oil and gas properties and the asset retirement obligations associated with the properties sold.

(d) Oil and gas sales, lease operating expenses, and production taxes are adjusted to reflect the reversal of revenues and expenses attributable to the sold properties. Depreciation, depletion, and amortization ("DD&A") is adjusted for the reductions in DD&A and asset retirement obligation accretion expenses attributable to the properties sold. These adjustments were not necessary in the unaudited Pro Forma Statements of Operations for the nine months ended September 30, 2006 as the operating results of the sold properties were already reflected as discontinued operations.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-G
                                    GEODYNE ENERGY INCOME LIMITED
                                    PARTNERSHIP II-H

                                     By:  GEODYNE RESOURCES, INC.
                                     General Partner

                                    //s// Dennis R. Neill
                                    -----------------------------
                                    Dennis R. Neill
                                    President

DATE: February 16, 2007